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                                                                  EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated May 21, 1999 relating to the financial statements, which appears in Ditech Communication Corporation's Registration Statement on Form S-1 dated June 9, 1999.




PricewaterhouseCoopers LLP

San Jose, California
August 30, 1999